SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): May 20, 2005 (May 16, 2005)


                         AXIS CAPITAL HOLDINGS LIMITED
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             (Exact name of registrant as specified in its charter)


           Bermuda                    001-31721               98-0395986
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(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)


      106 Pitts Bay Road                                      HM 08
      Pembroke, Bermuda
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: 441-296-2600


                                 Not Applicable
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On May 16, 2005, Mr. Scott Schoen resigned as a director of AXIS Capital Holdings Limited, a Bermuda company (the "Company"). Mr. Schoen did not resign as the result of any disagreement with the Company. The Company's board of directors has no immediate plans to appoint a replacement for Mr. Schoen.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 20, 2005                        AXIS CAPITAL HOLDINGS LIMITED


                                           By: /s/ Andrew Cook
                                              ----------------------------
                                               Andrew Cook
                                               Chief Financial Officer